                                                                 EXHIBIT a(1)(b)

                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS


         This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of June 11, 2002, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") dated as of May 15, 2002, (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.


         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment:

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 11, 2002.


                                                /s/ ROBERT H. GRAHAM
                                                -------------------------------
                                                Name:  Robert H. Graham
                                                Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS


                                   "SCHEDULE A

                         AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
---------                                   -------------------------
AIM High Yield Fund                               Class A Shares
                                                  Class B Shares
                                                  Class C Shares

AIM High Yield Fund II                            Class A Shares
                                                  Class B Shares
                                                  Class C Shares

AIM Income Fund                                   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares

AIM Intermediate Government Fund                  Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares

AIM Limited Maturity Treasury Fund                Class A Shares
                                            Institutional Class Shares

AIM Money Market Fund                             Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                              AIM Cash Reserve Shares

AIM Municipal Bond Fund                           Class A Shares
                                                  Class B Shares
                                                  Class C Shares

AIM Short Term Bond Fund                          Class C Shares

AIM Total Return Bond Fund                        Class A Shares
                                                  Class B Shares
                                                  Class C Shares"


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